UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2005

SEEBEYOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30207	95-4249153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 E. Royal Oaks Drive

Monrovia, California 91016

(Address of principal executive offices)

(626) 471-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

Additional Information Regarding Discounted Cash Flow Assumptions

The assumptions utilized for the discounted cash flow analysis prepared for the Board of Directors of the SeeBeyond Technology Corporation (the “Company”) in connection with Sun Microsystem Inc.’s proposed acquisition (the “Merger”) of the Company, as described on page 32 of the Proxy Statement on Form 14A for the Merger, dated July 27, 2005 (the “Proxy Statement”), were as follows:

Operations

Sales Growth:	Per Management 2005 ($172.9M sales, $9.0M net income, $14.3M EBITDA), 2006 ($194.5M sales); Analysis Assumed 4% growth rate 2007-2010

Gross Margins:	Per Management 2005 75.4%; Analysis Assumed 2006 75.5%; 2007 75.0%; 2008 74.0%; 2009 73.0%; 2010 73.0%

R&D % of Sales:	Per Management 2005 25.6%; Analysis Assumed 2006 - 2008 24.0%; 2009 22.9% ($50.0M); 2010 22.0% ($50.0M)

SG&A % of Sales:	Per Management 2005 44.6%; Analysis Assumed 2006 45.0%; 2007 - 2008 45.0%; 2009 44.0%; 2010 43.0%

Cap-Ex:	Per Management $1.6M ($400K/qtr) 2Q ’2005 - 2010

Depreciation:	Per Management 3Qs ’2005 $4.1M Analysis Assumed 2006 $5.3M; 2007 $5.1M; 2008 $4.2M; 2009 $3.3M; 2010 $1.6M

Financial

WACC:	19% - 23%

Terminal Revenue Multiple:	1.0x - 2.0x

Terminal EBITDA Multiple:	10.0x - 12.0x

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company has filed the Proxy Statement in connection with the proposed merger, which has been mailed to the Company’s stockholders. This Current Report on Form 8-K is expressly incorporated by reference into the Proxy Statement. The Company’s stockholders are urged to read the Proxy Statement in its entirety and any other relevant materials when they become available as they contain important information about the merger and the Company. Investors and security holders may obtain free copies of these documents – and other documents filed with the Securities and Exchange Commission (the “SEC”) – at the SEC’s Web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations page on its corporate Web site at www.seebeyond.com.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. A description of any interests that the Company’s officers and directors have in the merger is available in the Proxy Statement and this Current Report on Form 8-K. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which is filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to the Company’s corporate website at www.seebeyond.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEEBEYOND TECHNOLOGY CORPORATION

Date: August 18, 2005	By:	/s/ Barry J. Plaga
	Name:	Barry J. Plaga
	Title:	Senior Vice President and Chief Financial Officer